ADVANCED ENERGY ANNOUNCES PROPOSED OFFERING OF $1 BILLION CONVERTIBLE SENIOR NOTES

DENVER, Colo., May 13, 2026 — Advanced Energy Industries, Inc. (“Advanced Energy”) (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, announced today that it intends to offer, subject to market and other conditions, $1.0 billion aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private offering. The notes will be offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Advanced Energy also expects to grant the initial purchasers of the notes an option to purchase up to an additional $150 million aggregate principal amount of the notes.

Advanced Energy intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions it plans to enter into in connection with the offering, as described below. In addition, Advanced Energy expects to use a portion of the net proceeds from the offering and to issue shares of its common stock, collectively, in exchange for certain of its previously issued 2.50% Senior Convertible Notes due 2028 (the “2028 convertible notes”), as described below. Advanced Energy intends to use the remainder of the net proceeds from the offering for general corporate purposes, including potential retirement of the remaining 2028 convertible notes outside of the exchange.

The notes will be Advanced Energy’s senior unsecured obligations and will rank senior in right of payment to any of its indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of its indebtedness that is not so subordinated, including the 2028 convertible notes; effectively junior in right of payment to any of its secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of its subsidiaries. The notes are expected to pay interest semiannually in arrears and to mature on May 15, 2031, unless earlier converted, redeemed or repurchased. The initial conversion rate and other terms of the notes will be determined by negotiations between Advanced Energy and the initial purchasers of the notes.

In connection with the pricing of the notes, Advanced Energy expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers, their respective affiliates and/or certain other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the same number of shares of common stock initially underlying the notes.

The capped call transactions are expected generally to reduce potential dilution to Advanced Energy’s common stock upon any conversion of notes and/or offset any cash payments Advanced Energy is required to make in excess of the principal amount of

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converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Advanced Energy expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to the common stock and/or by purchasing or selling the common stock or other securities of Advanced Energy in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (i) during any observation period related to a conversion of notes or following any repurchase of notes in connection with any fundamental change, optional redemption or cleanup redemption and (ii) following any other repurchase of notes if Advanced Energy elects to unwind a portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect holders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could also affect the amount and value of the consideration that holders will receive upon conversion of the notes.

Contemporaneously with the pricing of the notes in the offering, Advanced Energy expects to enter into one or more separate and individually negotiated transactions with one or more holders of the 2028 convertible notes to exchange a portion of the 2028 convertible notes for cash and shares of Advanced Energy’s common stock on terms to be negotiated separately with each holder (each, a “note exchange” and collectively, the “2028 convertible note exchanges”). The terms of each note exchange are anticipated to be individually negotiated with each holder of the 2028 convertible notes and will depend on several factors, including the market price of Advanced Energy’s common stock and the trading price of the 2028 convertible notes at the time of each such note exchange. No assurance can be given as to how much, if any, of the 2028 convertible notes will be exchanged or the terms on which they will be exchanged. Advanced Energy expects that holders of the 2028 convertible notes that exchange their 2028 convertible notes may enter into or unwind various derivatives with respect to Advanced Energy’s common stock (including entering into derivatives with one or more of the initial purchasers in the offering or their respective affiliates) and/or purchase or sell shares of Advanced Energy’s common stock concurrently with or shortly after the pricing of the notes. This activity could affect the market price of Advanced Energy’s common stock and the initial conversion price of the notes.

In connection with the issuance of the 2028 convertible notes, Advanced Energy entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) with certain financial institutions (the “existing counterparties”). Advanced Energy also entered into separate warrant transactions (the “existing warrant transactions”) with the existing counterparties. To the extent Advanced Energy effects any 2028 convertible note exchanges, Advanced Energy intends to enter into agreements with the existing counterparties to unwind a portion of: (i) the existing convertible note hedge

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transactions in a notional amount corresponding to the principal amount of the 2028 convertible notes exchanged and (ii) the existing warrant transactions with respect to a number of shares equal to the notional shares underlying such 2028 convertible notes exchanged. In connection with such terminations and the related unwinding of the existing hedge position of the existing counterparties with respect to such transactions, such existing counterparties and/or their respective affiliates may sell shares of Advanced Energy’s common stock in secondary market transactions and/or enter into or unwind various derivative transactions with respect to Advanced Energy’s common stock concurrently with or shortly after the pricing of the notes. This activity could affect the market price of Advanced Energy’s common stock and the initial conversion price of the notes. In connection with such terminations, Advanced Energy anticipates that it will receive cash on a net basis from the existing counterparties.

The exchange of the 2028 convertible notes and the unwind of the existing convertible note hedge transactions and the existing warrant transactions, and the potential related market activities by holders of the 2028 convertible notes participating in the 2028 convertible note exchanges and the existing counterparties, as applicable, could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Advanced Energy’s common stock, which may affect the trading price of the notes in the offering at that time and the initial conversion price of the notes. Advanced Energy cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes in the offering or Advanced Energy’s common stock.

The notes and any shares of the common stock issuable upon conversion of the notes have not been registered under the Securities Act or under any U.S. state securities laws or in any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. This press release does not constitute an offer to purchase or notice of redemption with respect to the 2028 convertible notes, and Advanced Energy reserves the right to elect not to proceed with the 2028 convertible note exchanges.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, Advanced Energy builds collaborative partnerships to meet technology advances, propels growth of its customers, and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA.

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Advanced Energy | Precision. Power. Performance. Trust.

Forward-Looking Statements

This press release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations, and plans, particularly statements about the expected closing of the transactions, the extent, and potential effects, of the capped call transactions, the 2028 convertible note exchanges and the termination of the existing convertible note hedge transactions and existing warrant transactions, the potential dilution to the common stock, the conversion price for the notes, and the expected use of the proceeds from the sale of the notes, are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. Although we believe that our expectations reflected in or suggested by these forward-looking statements are reasonable, we may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties, which are difficult to predict and many of which are beyond our control.

Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Such risks and uncertainties are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release, and readers are cautioned to not place undue reliance on forward-looking statements. We assume no obligation to update the information in this press release or provide the reasons why our actual results may differ.

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

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